SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 17, 1999
                                                 ---------------

                              Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                 0-17455             23-2242292
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(State or other jurisdiction of      (Commission      (I.R.S. employer
 incorporation)                       file number)     Identification No.)




521 Main Street, Forest City, Pennsylvania                    18421
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
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Former name or former address, if changed from last report:
Not Applicable.










                          Page 1 of 4

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          Item 1.   Changes in Control of Registrant.

                    Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.

                    Not Applicable.

          Item 3.   Bankruptcy or Receivership.

                    Not Applicable.

          Item 4.   Changes in Registrant's Certifying Accountant.

                    Not Applicable.

          Item 5.   Other Events.

                    Amendments to Sections 102, 103 and 105 of the Registrant's Amended Bylaws were effective March 17, 1999. Section 102 changes the shareholder notification period to be at least thirty (30) days prior to the annual meeting of shareholders. Section 103 changes the procedures for calling special meetings of shareholders to allow only the President or the Board of Directors to call such meetings, in accordance with the Pennsylvania Business Corporation Law. In addition, Section 103 sets the shareholder notification period to be at least thirty
          (30) days prior to the special meeting. Section 105 sets the notification requirements for any shareholder intending to submit a proposal for inclusion in the Corporation's proxy statement or at the annual meeting of shareholders.

          Item 6.   Resignations of Registrant's Directors.

                    Not Applicable.

          Item 7.   Financial Statements and Exhibits.

                    (a)  Financial Statement of Business Acquired.

                    Not Applicable.

                    (b)  Pro Forma Financial Information.

                    Not Applicable.

                    (c)  Exhibits.

                    99.1 Copy of amended Sections 102, 103 and 105 from the Company's Bylaws as of March 17, 1999.

          Item 8.   Change in fiscal year.

                    Not Applicable.

                               SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMM BANCORP, INC.
                                             ------------------
                                             (Registrant)



Date: March 17, 1999                         /s/ Scott A. Seasock
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                                             Scott A. Seasock
                                             Chief Financial Officer